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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):                        November 15, 2006
  ARRAN FUNDING LIMITED      SOUTH GYLE RECEIVABLES TRUSTEE            RBS CARDS SECURITISATION
                                        LIMITED                           FUNDING LIMITED
                             (Exact name of registrant as
                               specified in its charter)

  JERSEY, CHANNEL ISLANDS       JERSEY, CHANNEL ISLANDS                 JERSEY, CHANNEL ISLANDS
                              (State or other jurisdiction
                                    of incorporation)

        333-128502                     333-128502-02                          333-128502-01

                                  (Commission File Number)

           NONE                             NONE                                   NONE
                              (IRS Employer Identification No.)

    22 Grenville Street             22 Grenville Street              Royal Bank House, 71 Bath Street
St. Helier, Jersey, JE4 8PX     St. Helier, Jersey, JE4 8PX            St. Helier, Jersey, JE4 8PJ
      CHANNEL ISLANDS                 CHANNEL ISLANDS                        CHANNEL ISLANDS
                            (Address of principal executive offices)
                                         (Zip Code)

     (44) 1534-609000                 (44) 1534-609000                       (44) 1534-285279
                               (Registrant's telephone number,
                                     including area code)

            N/A                             N/A                                    N/A
                               (Former name or former address,
                                if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

ITEM 8.01 OTHER EVENTS.

On November 15, 2006, The Royal Bank of Scotland plc, as Servicer, distributed monthly payments to the holders of the Series 2005-A and Series 2005-B notes issued by Arran Funding Limited. The Monthly Servicer's Reports and the Performance Summary in respect of the November 15, 2006 Distribution Date are being filed as exhibits to this current report on form 8-K.

On October 31, 2006, The Royal Bank of Scotland plc and National Westminster Bank PLC flagged a portfolio of additional credit card accounts with receivables totalling approximately (pound)367 million. This addition has been reflected in the pool balance, the transferor interest and the calculation of the delinquencies balance as at October 31st, 2006.

It is expected that RBS will shortly release static pool data on the performance of the Bank Portfolio (as such term is defined in the Arran Funding programme base prospectus). This information will be posted to the RBS Investor Relations website (www.investors.rbs.com).

ITEM 9.01 EXHIBITS.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits

Exhibit 20.1 Monthly Servicer's report in respect of Series 2005-A for the November 15, 2006 Distribution Date.

Exhibit 20.2 Monthly Servicer's report in respect of Series 2005-B for the November 15, 2006 Distribution Date.

Exhibit 20.3      Performance Summary

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 The Royal Bank of Scotland plc as Servicer


November 15, 2006                By: /s/ Patrick Neville
                                    ----------------------------------------
                                    Name:  Patrick Neville
                                    Title: Director, Finance, Cards Business